SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 9, 2003


Commission        Registrant; State of Incorporation;       I.R.S. Employer
File Number        Address; and Telephone Number           Identification No.
-----------        -----------------------------           ------------------

333-21011       FIRSTENERGY CORP.                              34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, Ohio  44308
                Telephone  800-736-3402



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Item 5.  Other Events

On May 9, 2003, FirstEnergy Corp. (Company) amended its Form 10-K for the year ended December 31, 2002. The Company recorded a net charge to income during the year ended December 31, 2002, of $57.1 million (net of income taxes of $13.6 million) relating to decisions to retain interests in two businesses previously classified as "Assets Pending Sale": Avon Energy Partners Holdings (Avon) and GPU Empresa Distribuidora Electrica Regional S.A. and affiliates (Emdersa). This net charge represents the aggregate results of operations of Avon and Emdersa for the respective periods these businesses were held for sale. This charge was previously reported on the Consolidated Statement of Income for the year ended December 31, 2002, as a cumulative effect of a change in accounting. In April 2003, it was determined that this charge should instead have been classified in operations. The amended Form 10-K reflects this change on the Consolidated Statement of Income for the year ended December 31, 2002. This change in classification had no effect on previously reported net income.


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                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



May 9, 2003




                                              FIRSTENERGY CORP.
                                              -----------------
                                                 Registrant









                                                Harvey L. Wagner
                                       ------------------------------------
                                           Vice President, Controller
                                          and Chief Accounting Officer


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